      As filed with the Securities and Exchange Commission on July 5, 2001
                            File No. _______________

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

                            INDUS INTERNATIONAL, INC.
               (Exact Name of Issuer as Specified in its Charter)

                 DELAWARE                                   94-3273443
         (State or Other Jurisdiction of                  (I.R.S. Employer
         Incorporation or Organization)                   Identification Number)

                            3301 Windy Ridge Parkway
                                Atlanta, GA 30339
                                 (770) 989-4300
              (Address, including zip code, and telephone number of
                          Principal Executive Offices)

                    INDUS INTERNATIONAL, INC. 1997 STOCK PLAN
                           (Full Titles of the Plans)

                J. MICHAEL HIGHLAND                          COPY TO:
              CHIEF FINANCIAL OFFICER                  WILLIAM SCOTT ORTWEIN
             INDUS INTERNATIONAL, INC.                   ALSTON & BIRD LLP
              3301 WINDY RIDGE PARKWAY                  ONE ATLANTIC CENTER
                 ATLANTA, GA 30339                1201 WEST PEACHTREE STREET, NW
                   (770) 989-4300                   ATLANTA, GEORGIA 30309-3424
(Name, address, including zip code, and telephone         (404) 881-7936
 number, including area code, of agent for service)


                             -----------------------

                                                CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                      Proposed                  Proposed
        Title of Securities                 Amount to                 Maximum                    Maximum               Amount of
          to be Registered                be Registered            Offering Price               Aggregate          Registration Fee
                                                                    Per Unit (1)           Offering Price (1)
------------------------------------------------------------------------------------------------------------------------------------
            Common Stock                  2,500,000 (2)                $5.29                   $13,225,306              $3,306

------------------------------------------------------------------------------------------------------------------------------------

(1) Determined in accordance with Rule 457(h), the registration fee calculation is based on the average of the high and low prices of the Company's Common Stock reported on the Nasdaq National Market on June 27, 2001.
(2) Amount to be registered includes 2,500,000 additional shares to be issued pursuant to the grant or exercise of awards to employees, officers, consultants and directors under the Indus International, Inc. 1997 Stock Plan.

PART I          INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

                (a) The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.

                (b) Upon written or oral request, the Company will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. The documents are incorporated by reference in the
Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents required to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information, should be directed to J. Michael Highland, Corporate Secretary, at (770) 989-4300.

PART II.        INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents have been filed by Indus International, Inc. (the "Company") (File No. 0-22993) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are deemed to be a part hereof from the date of the filing of such documents:

         (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

         (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

         (3) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since March 31, 2001;

         (4) The description of Common Stock contained in the Company's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description; and

         (5) All other documents subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

         Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.       DESCRIPTION OF SECURITIES.  Not Applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.  Not Applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Registrant's Certificate of Incorporation, as amended, limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Registrant's Bylaws provide that the Registrant shall indemnify its officers and directors and may indemnify its employees and other agents to the fullest extent permitted by law. The Registrant's Bylaws also permit the Registrant to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Registrant would have the power to indemnify him or her against such liability under the Delaware General Corporation Law. The Registrant currently has secured such insurance on behalf of its officers and directors.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.  Not Applicable.

ITEM 8.       EXHIBITS


           Exhibit Number                                                Description
           --------------                                                -----------
                4.1                   Certificate of Incorporation of the
                                      Company (incorporated by reference from
                                      Exhibit 3.1 to Registration Statement on
                                      Form S-4, File No. 333-33113)

                4.2                   Amended and Restated By-laws of the Company

                5.1                   Opinion of Counsel

                23.1                  Consent of Counsel (included in Exhibit 5)

                23.2                  Consent of Ernst & Young LLP

                24.1                  Power of Attorney (included on signature page)

                99.1                  Amendment No. 1 to Indus International, Inc. 1997 Stock Plan

                99.2                  Amendment No. 2 to Indus International, Inc. 1997 Stock Plan

                99.3                  Amendment No. 3 to Indus International, Inc. 1997 Stock Plan


ITEM 9.       UNDERTAKINGS

         (a)      The undersigned Company hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
         Section 10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         (signatures on following page)

                                   SIGNATURES


The Company. Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2001.


                                    Indus International, Inc.


                                    By:      /s/ J. Michael Highland
                                        ----------------------------------------
                                             J. Michael Highland
                                             Chief Financial Officer



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Michael Highland, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of June 30, 2001.

                  Signatures                                  Title
                  ----------                                  -----
         /s/ Kent O. Hudson                             President, Chief Executive Officer and Director
         -----------------------------------            (Principal Executive Officer)
         Kent O. Hudson

         /s/ J. Michael Highland                        Executive Vice President, Chief Financial Officer
         -----------------------------------            and Secretary (Principal Financial and Accounting
         J. Michael Highland                            Officer)


         /s/ Richard H. Beatty                          Director
         -----------------------------------
         Richard H. Beatty

         /s/ Gayle A. Crowell                           Director
         -----------------------------------
         Gayle A. Crowell

         /s/ Robert W. Felton                           Director
         -----------------------------------
         Robert W. Felton


         /s/ William H. Janeway                         Director
         -----------------------------------
         William H. Janeway

         /s/ Joseph P. Landy                            Director
         -----------------------------------
         Joseph P. Landy

         /s/ Thomas P. Madison                          Director
         -----------------------------------
         Thomas P. Madison

         /s/ Jeanne D. Wohlers                          Director
         -----------------------------------
         Jeanne D. Wohlers

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8


           Exhibit Number                            Description
           --------------                            -----------
                4.1                   Certificate of Incorporation of the
                                      Company (incorporated by reference from
                                      Exhibit 3.1 to Registration Statement on
                                      Form S-4, File No. 333-33113)

                4.2                   Amended and Restated By-laws of the Company

                5.1                   Opinion of Counsel

                23.1                  Consent of Counsel (included in Exhibit 5)

                23.2                  Consent of Ernst & Young LLP

                24.1                  Power of Attorney (included on signature page)

                99.1                  Amendment No. 1 to Indus International, Inc. 1997 Stock
                                      Plan

                99.2                  Amendment No. 2 to Indus International, Inc. 1997 Stock
                                      Plan

                99.3                  Amendment No. 3 to Indus International, Inc. 1997 Stock
                                      Plan